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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 1999

                             ANKER COAL GROUP, INC.
                             ----------------------

             (Exact Name Of Registrant As Specified in Its Charter)

          Delaware                         333-39643             52-1990183
          --------                         ---------             ----------
(State or other jurisdiction           (Commission File       (I.R.S. Employer
of incorporation or organization)           Number)          Identification No.)





        2708 Cranberry Square                                     26508
       Morgantown, West Virginia                                  -----
       -------------------------                                (Zip Code)
(Address Of Principal Executive Offices)

       Registrant's telephone number, including area code: (304) 594-1616


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                             ANKER COAL GROUP, INC.
                                    FORM 8-K

                                TABLE OF CONTENTS

ITEM 5. OTHER EVENTS ..........................    1
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS .....    1

SIGNATURE PAGE ................................    2

EXHIBIT INDEX .................................    3


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ITEM 5.  OTHER EVENTS

         Anker Coal Group, Inc. (the "Company") issued the attached press release on September 30, 1999. In addition, in connection with the proposed transaction described in the attached press release, the Company provided projections and related assumptions and risks to certain noteholders, which are attached to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1    Press Release dated September 30, 1999

         99.2    Projections and related assumptions and risks


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SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ANKER COAL GROUP, INC.

                                            /s/ Bruce Sparks
                                           ----------------------
                                                Bruce Sparks
                                                 President

Date:  September 30, 1999


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